UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2014

UCP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b).    Effective July 21, 2014, James W. Fletcher was appointed as the President, Northern California Division of UCP, Inc. (the “Company”) and ceased serving as the Chief Operating Officer of the Company as of such date.  The Northern California Division encompasses the Company’s operations in the South San Francisco Bay and the Monterey Bay areas of California.  This change is part of a revision to the Company’s management structure designed to support the Company’s evolving business and growth strategies.   There has been no disagreement between the Company and Mr. Fletcher on any matters relating to the Company’s operations, policies or practices.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2014	UCP, INC.

	By:	/s/ Dustin L. Bogue
Dustin L. Bogue
President and Chief Executive Officer